Exhibit 99.1

Investor Contact:

The Investor Relations Group

Damian McIntosh/Dian Griesel, Ph.D.

Phone: 212-825-3210

Unigene Appoints Marvin L. Miller,

Senior Pharmaceutical Executive, to Board of Directors

FAIRFIELD, N.J. – February 11, 2005 — Unigene Laboratories, Inc. (OTCBB: UGNE) appointed Marvin L. Miller to its Board of Directors yesterday.

Mr. Miller’s extensive healthcare background includes former senior management positions at Nextran, an affiliate of Baxter Healthcare Corporation, American Cyanamid, Johnson & Johnson and Hoffmann-La Roche. He currently serves as Executive Chairman of Onconova Therapeutics Inc. as well as a director of GTC Biotherapeutics Inc. and Tepnel Life Sciences PLC. Mr. Miller will serve on Unigene’s Audit and Compensation committees.

“With broad experience in managing biotechnology, pharmaceutical, diagnostic, laboratory service and instrumentation enterprises, and a strong focus in marketing and licensing, Marvin will provide a valuable perspective to management,” commented Dr. Warren P. Levy, President and CEO of Unigene. “We believe that his skills will be especially useful given our anticipated approval and launch of our first US product, Fortical®, and our licensing opportunities for the manufacture and oral delivery of peptide therapeutics.”

About Unigene

Unigene Laboratories, Inc. is a biopharmaceutical company focusing on the oral and nasal delivery of large-market peptide drugs. Due to the size of the worldwide osteoporosis market, Unigene is targeting its initial efforts on developing calcitonin and PTH-based therapies. Unigene has licensed the U.S. rights for its nasal calcitonin product to Upsher-Smith Laboratories, worldwide rights for its oral PTH technology to GlaxoSmithKline and worldwide rights for its calcitonin manufacturing technology to Novartis. The FDA is currently reviewing our NDA for Fortical®, our nasal calcitonin product for the treatment of osteoporosis. Unigene’s patented oral delivery technology has successfully delivered, in preclinical and/or clinical trials, various peptides including calcitonin, PTH and insulin. Unigene’s patented manufacturing technology is designed to cost-effectively produce peptides in quantities sufficient to support their worldwide commercialization as oral or nasal therapeutics.

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Such forward-looking statements include those which express plans, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. We have based these forward-looking statements on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include statements about the following: general economic and business conditions, our financial condition, competition, our dependence on other companies to commercialize, manufacture and sell products using our technologies, the uncertainty of results of animal and human testing, the risk of product liability and liability for human trials, our dependence on patents and other proprietary rights, dependence on key management officials, the availability and cost of capital, the availability of qualified personnel, changes in, or the failure to comply with, governmental regulations, the failure to obtain regulatory approvals for our products and other risk factors discussed in our Securities and Exchange Commission filings. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors.